UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14, 2008
PEERLESS MFG. CO.
(Exact Name Of Registrant As Specified In Charter)

Texas (State or Other Jurisdiction of Incorporation)	001-33453 (Commission File Number)	75-0724417 (I.R.S. Employer Identification No.)
14651 North Dallas Parkway, Suite 500
Dallas, Texas 75254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 357-6181

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On August 15, 2008, Peerless Mfg. Co. (“Peerless”) completed its previously announced holding company reorganization (the “Reorganization”). In the Reorganization, Peerless, a Texas corporation, became a wholly owned subsidiary of PMFG, Inc. (“PMFG”), a Delaware corporation. The Reorganization was effected through a merger pursuant to an Agreement and Plan of Merger, dated as of January 10, 2008, by and among Peerless, PMFG and PMFG Merger Sub, Inc. As a result of the Reorganization, each outstanding share of common stock, $1.00 par value per share, of Peerless (“Peerless Common Stock”) was automatically converted into two shares of common stock, $0.01 par value per share, of PMFG (“PMFG Common Stock”).
     PMFG Common Stock will be listed on the Nasdaq Global Market. PMFG expects that shares of PMFG Common Stock will begin trading on Monday, August 18, 2008 under the symbol “PMFG,” the same symbol under which Peerless Common Stock was previously listed and traded. Beginning at that time, PMFG Common Stock will trade as adjusted, giving effect to the Reorganization, including the effect of the two-for-one conversion of shares. Peerless Common Stock will cease to trade as a result of the Reorganization.
Item 3.03. Material Modifications to Rights of Security Holders.
     Upon completion of the Reorganization, each share of Peerless Common Stock was automatically converted into two shares of PMFG Common Stock, each of which has the rights described in the Registration Statement on Form S-4, File No. 333-148577, filed by PMFG with the Securities and Exchange Commission.
     On August 14, 2008, Peerless and Mellon Investor Services LLC, as rights agent, amended the Rights Agreement, dated as of May 4, 2007, between the parties. Pursuant to the amendment, the rights agreement and the related common stock purchase rights expired immediately prior to the completion of the Reorganization.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
4.1	Amendment No. 1 to Rights Agreement, dated as of August 15, 2008, by and between Peerless Mfg. Co. and Mellon Investor Services LLC, as rights agent (filed as Exhibit 4.2 to our Registration Statement on Form 8-A/A filed on August 15, 2008 and incorporated herein by reference)

4.2	Rights Agreement, dated as of May 4, 2007, by and between Peerless Mfg. Co. and Mellon Investor Services LLC, as rights agent (filed as Exhibit 4.1 to our Registration Statement on Form 8-A filed on May 8, 2007 and incorporated herein by reference)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS MFG. CO.
By:	/s/ Henry G. Schopfer, III
Henry G. Schopfer, III
Chief Financial Officer

Date: August 15, 2008